Exhibit 10.7

                      AMENDMENT TO MASTER LICENSE AGREEMENT
                           FOR THE TERRITORY OF ITALY


               This "Amendment" is made and entered into as of July 22, 2002 by and among DAYS MASTER ITALIA, S.p.A., a company organized under the laws of Italy ("Master Licensee") and CENDANT GLOBAL SERVICES, B.V., a private company with limited liability organized under the laws of the Netherlands.

               Recitals. Master Licensee is the Master Licensee under a Master License Agreement for the Territory of Italy ("the Territory"), dated as of June 1, 2000 (the "Assignee"). The Agreement relates to the granting of a master license of the Days Inn System to be developed in the Territory. The parties desire to amend the Agreement as specified in this Amendment.

               IN CONSIDERATION of the premises, the mutual promises in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the parties, it is agreed as follows:

               1. Exhibit C to the Master License Agreement is deleted in its entirety and replaced by the new Exhibit C attached to this Amendment.

               2. To the extent of any conflict between the Agreement and this Amendment, this Amendment shall control.

               3. Except as expressly stated in this Amendment, no further additions, modifications or deletions to the Agreement are intended by the parties or made by this Amendment. The Guaranty remains in full force and effect.


                           (signature page to follow)

               IN WITNESS WHEREOF, the undersigned have executed and delivered this Amendment effective as of the date first above written.

CENDANT GLOBAL SERVICES B.V.



By:  /s/ Joel R. Buckberg                          Attest:  ___________________
Name:  Joel R. Buckberg
Title:  EVP, Deputy Gen. Counsel

DAYS MASTER ITALIA, S.p.A.



By:  /s/ Andrea Cesaretti                          Attest:  ____________________
Name:  Andrea Cesaretti
Title:  President

                                    EXHIBIT C
                         TO THE MASTER LICENSE AGREEMENT

                          AMENDED DEVELOPMENT SCHEDULE


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             Deadline               Rooms to be Opened             Total Rooms
                                     prior to Deadline
--------------------------------------------------------------------------------
             08/30/03                       45                         45
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             12/31/03                       75                         120
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             06/30/04                       120                        240
--------------------------------------------------------------------------------
             12/31/04                       120                        360
--------------------------------------------------------------------------------
             12/31/05                       120                        480
--------------------------------------------------------------------------------
             12/31/06                       240                        720
--------------------------------------------------------------------------------
             12/31/07                       120                        840
--------------------------------------------------------------------------------
             12/31/08                       120                        960
--------------------------------------------------------------------------------
             12/31/09                       120                       1080
--------------------------------------------------------------------------------
             12/31/10                       120                       1200
--------------------------------------------------------------------------------
           2011 - 2015                      600                       1800
--------------------------------------------------------------------------------
           2016 - 2020                      600                       2400
--------------------------------------------------------------------------------
           2021 - 2025                      600                       3000
--------------------------------------------------------------------------------